EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS THIRD QUARTER 2018 RESULTS
Actual RevPAR Increased 0.5% for All Hotels Not Under Renovation
Completed Acquisition of La Posada de Santa Fe

DALLAS, November 1, 2018 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2018. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2018 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2018 with the third quarter ended September 30, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper upscale, full-service hotels

•	Targets moderate leverage levels of approximately 55 - 60% to enhance equity returns

•	Highly-aligned management team and advisory structure

•	Attractive dividend yield of approximately 9.3%

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels

▪	providing a hedge in the event of uncertain economic times

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $38.2 million or $0.40 per diluted share for the quarter

•	Actual RevPAR for all hotels increased 0.2% to $125.15 during the quarter

•	Actual RevPAR for all hotels not under renovation increased 0.5% to $125.48 during the quarter

•	Comparable RevPAR for all hotels decreased 0.6% to $125.15 during the quarter

•	Comparable RevPAR for all hotels not under renovation decreased 0.4% to $125.48 during the quarter

•	Adjusted EBITDAre was $101.7 million for the quarter

•	Adjusted funds from operations (AFFO) was $0.30 per diluted share for the quarter

AHT Reports Third Quarter Results

November 1, 2018

•	As of November 1, 2018, the Company’s common stock is trading at an approximate 9.3% dividend yield

•	During the quarter, the Company entered into a new $100 million acquisition credit facility

•	Subsequent to quarter end, the Company completed the acquisition of the 157-room La Posada de Santa Fe for $50 million

•	Capex invested during the quarter was $47.0 million

ENHANCED RETURN FUNDING PROGRAM
On June 26, 2018, the Company announced that it had entered into an Enhanced Return Funding Program (“ERFP”) with Ashford Inc. (NYSE American: AINC). Subject to the terms of the two-year programmatic agreement, Ashford Inc. has committed to effectively fund amounts equal to 10% of the purchase price of Ashford Trust hotel acquisitions, up to an amount of $50 million in aggregate funding. The Program has the potential to be upsized to $100 million based upon mutual agreement. The Program is structured to significantly improve the 5-year internal rate of return for new hotel acquisitions at Ashford Trust.

LA POSADA DE SANTA FE ACQUISITION
On October 31, 2018, the Company completed the acquisition of the 157-room La Posada de Santa Fe in Santa Fe, New Mexico (“La Posada”) for $50 million. The purchase of La Posada is the Company’s second hotel acquisition to benefit from the ERFP. Remington Lodging took over management of the property upon closing of the acquisition. Remington Lodging, who also manages the Hilton Santa Fe owned by Ashford Trust, and the Company expect to realize significant synergies from the joint management of La Posada and the Hilton Santa Fe.

CAPITAL STRUCTURE
At September 30, 2018, the Company had total mortgage loans of $3.9 billion with a blended average interest rate of 5.5%.

During the quarter, the Company repurchased a $56 million junior mezzanine loan on one of the loan pools from its $1.07 billion refinancing that it completed during the second quarter 2018. The junior mezzanine loan is priced at LIBOR + 9.00%.

During the quarter, under its “at the market” equity offering program, the Company issued an aggregate of 2.4 million shares of common stock resulting in gross proceeds of approximately $15.5 million.

During the quarter, the Company entered into a new $100 million acquisition credit facility that provides for a one-year revolving line of credit and bears interest at rate of LIBOR + 2.65%.

PORTFOLIO REVPAR
As of September 30, 2018, the portfolio consisted of 118 properties. During the third quarter of 2018, 106 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 118 hotels) and comparable not under renovation basis (106 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR decreased 0.6% to $125.15 for all hotels on a 1.8% increase in ADR and a 2.3% decrease in occupancy

•	Comparable RevPAR decreased 0.4% to $125.48 for hotels not under renovation on a 1.7% increase in ADR and a 2.0% decrease in occupancy

AHT Reports Third Quarter Results

November 1, 2018

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 118 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On September 14, 2018, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company's common stock for the third quarter ending September 30, 2018, payable on October 15, 2018, to shareholders of record as of September 28, 2018.

“Over the last several months, we have, in a disciplined manner, diligently executed on two accretive acquisitions that have benefitted from our recently-announced ERFP with Ashford Inc.,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “Through the ERFP, we have acquired both the Hilton Alexandria Old Town as well as the La Posada de Santa Fe and recently entered into a definitive agreement to acquire the Hilton Scotts Valley. We remain very excited about the ERFP program and, looking ahead, expect that this funding arrangement will be a competitive advantage when identifying opportunities to accretively grow our platform and increase stockholder value.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday November 2, 2018, at 1:00 p.m. ET. The number to call for this interactive teleconference is (323) 794-2597.  A replay of the conference call will be available through Friday, November 9, 2018, by dialing (719) 457-0820 and entering the confirmation number, 4159118.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2018 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company's web site, www.ahtreit.com on Friday, November 2, 2018, beginning at 1:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. The non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliation of non-GAAP measures to the closing GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in

AHT Reports Third Quarter Results

November 1, 2018

the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	September 30, 2018	December 31, 2017
ASSETS
Investments in hotel properties, net	$4,089,985	$4,035,915
Cash and cash equivalents	325,839	354,805
Restricted cash	141,092	116,787
Marketable securities	24,173	26,926
Accounts receivable, net of allowance of $608 and $770, respectively	60,208	44,257
Inventories	4,223	4,244
Investment in Ashford Inc.	1,763	437
Investment in OpenKey	2,751	2,518
Deferred costs, net	3,427	2,777
Prepaid expenses	29,662	19,269
Derivative assets	2,969	2,010
Other assets	18,117	14,152
Intangible asset, net	9,854	9,943
Due from third-party hotel managers	19,277	17,387
Assets held for sale	—	18,423
Total assets	$4,733,340	$4,669,850

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,894,447	$3,696,300
Accounts payable and accrued expenses	147,808	132,401
Dividends and distributions payable	28,095	25,045
Due to Ashford Inc., net	5,176	15,146
Due to related party, net	1,078	1,067
Due to third-party hotel managers	2,745	2,431
Intangible liabilities, net	15,572	15,839
Derivative liabilities, net	205	—
Other liabilities	19,613	18,376
Liabilities associated with assets held for sale	—	13,977
Total liabilities	4,114,739	3,920,582

Redeemable noncontrolling interests in operating partnership	118,663	116,122
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at September 30, 2018 and December 31, 2017	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at September 30, 2018 and December 31, 2017	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at September 30, 2018 and December 31, 2017	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at September 30, 2018 and December 31, 2017	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at September 30, 2018 and December 31, 2017	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 101,038,430 and 97,409,113 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	1,010	974
Additional paid-in capital	1,811,391	1,784,997
Accumulated deficit	(1,313,327)	(1,153,697)
Total shareholders' equity of the Company	499,300	632,500
Noncontrolling interests in consolidated entities	638	646
Total equity	499,938	633,146
Total liabilities and equity	$4,733,340	$4,669,850

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
REVENUE
Rooms	$288,016	$289,017	$868,090	$876,927
Food and beverage	49,396	48,313	164,869	175,005
Other	17,309	15,006	51,358	43,720
Total hotel revenue	354,721	352,336	1,084,317	1,095,652
Other	1,209	989	2,984	2,052
Total revenue	355,930	353,325	1,087,301	1,097,704
EXPENSES
Hotel operating expenses
Rooms	64,197	63,950	187,497	188,857
Food and beverage	37,649	37,173	116,270	121,619
Other expenses	109,992	112,421	332,629	337,978
Management fees	13,198	13,027	40,306	40,100
Total hotel operating expenses	225,036	226,571	676,702	688,554
Property taxes, insurance and other	20,774	18,194	59,363	55,293
Depreciation and amortization	64,923	60,135	192,536	185,380
Impairment charges	(27)	1,785	1,652	1,785
Transaction costs	—	—	11	11
Advisory services fee:
Base advisory fee	9,156	8,579	26,644	25,934
Reimbursable expenses	2,251	1,641	5,777	5,800
Non-cash stock/unit-based compensation	4,855	4,392	20,540	7,748
Incentive fee	(3,457)	—	—	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	—	536	565
Other general and administrative	3,090	2,412	7,914	10,271
Total operating expenses	326,601	323,709	991,675	981,341
OPERATING INCOME (LOSS)	29,329	29,616	95,626	116,363
Equity in earnings (loss) of unconsolidated entities	310	(679)	892	(3,580)
Interest income	1,150	706	2,779	1,460
Gain (loss) on sale of hotel properties	(9)	15	394	14,024
Other income (expense), net	(202)	(273)	80	(3,539)
Interest expense, net of premium amortization	(54,057)	(54,413)	(159,063)	(156,303)
Amortization of loan costs	(6,674)	(2,550)	(14,617)	(10,921)
Write-off of premiums, loan costs and exit fees	(1,572)	—	(9,316)	(1,629)
Unrealized gain (loss) on marketable securities	68	(936)	(758)	(4,813)
Unrealized gain (loss) on derivatives	(2,085)	(1,479)	(3,672)	(1,804)
INCOME (LOSS) BEFORE INCOME TAXES	(33,742)	(29,993)	(87,655)	(50,742)
Income tax benefit (expense)	(519)	1,267	(2,606)	507
NET INCOME (LOSS)	(34,261)	(28,726)	(90,261)	(50,235)
(Income) loss from consolidated entities attributable to noncontrolling interest	(10)	(22)	8	(4)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	6,682	6,940	18,087	13,202
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(27,589)	(21,808)	(72,166)	(37,037)
Preferred dividends	(10,645)	(11,440)	(31,933)	(33,352)
Extinguishment of issuance costs uon redemption of prefered stock	—	(4,507)	—	(4,507)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(38,234)	$(37,755)	$(104,099)	$(74,896)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.40)	$(0.40)	$(1.09)	$(0.80)
Weighted average common shares outstanding – basic	97,467	95,332	96,591	95,169
Diluted:
Net income (loss) attributable to common stockholders	$(0.40)	$(0.40)	$(1.09)	$(0.80)
Weighted average common shares outstanding – diluted	97,467	95,332	96,591	95,169
Dividends declared per common share:	$0.12	$0.12	$0.36	$0.36

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net income (loss)	$(34,261)	$(28,726)	$(90,261)	$(50,235)
Interest expense and amortization of premiums and loan costs, net	60,731	56,963	173,680	167,224
Depreciation and amortization	64,923	60,135	192,536	185,380
Income tax expense (benefit)	519	(1,267)	2,606	(507)
Equity in (earnings) loss of unconsolidated entities	(310)	679	(892)	3,632
Company's portion of EBITDA of Ashford Inc.	(1,607)	(384)	959	(20)
Company's portion of EBITDA of OpenKey	(158)	(113)	(419)	(361)
EBITDA	89,837	87,287	278,209	305,113
Impairment charges on real estate	(27)	1,785	1,652	1,785
(Gain) loss on sale of hotel properties	9	(15)	(394)	(14,024)
EBITDAre	89,819	89,057	279,467	292,874
Amortization of unfavorable contract liabilities	(39)	(363)	(117)	(1,151)
Uninsured hurricane related costs	(43)	3,711	(271)	3,711
Write-off of premiums, loan costs and exit fees	1,572	—	9,316	1,629
Other (income) expense, net	10	273	(80)	3,539
Transaction, acquisition and management conversion costs	391	202	596	3,770
Legal judgment and related legal costs	1	27	928	4,091
Unrealized (gain) loss on marketable securities	(68)	936	758	4,813
Unrealized (gain) loss on derivatives	2,085	1,479	3,672	1,804
Dead deal costs	52	5	55	9
Software implementation costs	—	—	—	1,034
Non-cash stock/unit-based compensation	5,143	4,613	21,946	8,751
Company's portion of (gain) loss of investment in securities investment fund	—	—	—	(52)
Company's portion of adjustments to EBITDA of Ashford Inc.	2,814	1,703	4,997	3,752
Company's portion of adjustments to EBITDA of OpenKey	4	2	12	4
Adjusted EBITDAre	$101,741	$101,645	$321,279	$328,578
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net income (loss)	$(34,261)	$(28,726)	$(90,261)	$(50,235)
(Income) loss from consolidated entities attributable to noncontrolling interest	(10)	(22)	8	(4)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	6,682	6,940	18,087	13,202
Preferred dividends	(10,645)	(11,440)	(31,933)	(33,352)
Extinguishment of issuance costs upon redemption of preferred stock	—	(4,507)	—	(4,507)
Net income (loss) attributable to common stockholders	(38,234)	(37,755)	(104,099)	(74,896)
Depreciation and amortization on real estate	64,865	60,075	192,363	185,197
Gain (loss) on sale of hotel properties	9	(15)	(394)	(14,024)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(6,682)	(6,940)	(18,087)	(13,202)
Equity in (earnings) loss of unconsolidated entities	(310)	679	(892)	3,632
Impairment charges on real estate	(27)	1,785	1,652	1,785
Company's portion of FFO of Ashford Inc.	470	(570)	1,391	(3,265)
Company's portion of FFO of unconsolidated entities	(160)	(116)	(426)	(366)
FFO available to common stockholders and OP unitholders	19,931	17,143	71,508	84,861
Extinguishment of issuance costs upon redemption of preferred stock	—	4,507	—	4,507
Write-off of premiums, loan costs and exit fees	1,572	—	9,316	1,629
Uninsured hurricane related costs	(43)	3,711	(271)	3,711
Other (income) expense, net	10	273	(80)	3,539
Transaction, acquisition and management conversion costs	391	202	596	3,770
Legal judgment and related legal costs	1	27	928	4,091
Unrealized (gain) loss on marketable securities	(68)	936	758	4,813
Unrealized (gain) loss on derivatives	2,085	1,479	3,672	1,804
Dead deal costs	52	5	55	9
Software implementation costs	—	—	—	1,034
Non-cash stock/unit-based compensation	5,143	4,613	21,946	8,751
Amortization of loan costs	6,673	2,549	14,612	10,917
Company's portion of (gain) loss of investment in securities investment fund	—	—	—	(52)
Company's portion of adjustments to FFO of Ashford Inc.	(1,453)	1,580	730	6,130
Company's portion of adjustments to FFO of OpenKey	4	2	12	4
Adjusted FFO available to common stockholders and OP unitholders	$34,298	$37,027	$123,782	$139,518
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.30	$0.33	$1.08	$1.23
Weighted average diluted shares	115,318	113,777	115,016	113,203

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
SEPTEMBER 30, 2018
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (7)	Comparable TTM EBITDA Debt Yield
BAML Le Pavillon - 1 hotel	June 2019	LIBOR + 5.10%	$—	$43,750	(1)	$43,750	$2,433	5.6%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,267	—		5,267	1,131	21.5%
Morgan Stanley Ann Arbor - 1 hotel	July 2019	LIBOR + 4.15%	—	35,200	(2)	35,200	3,731	10.6%
Morgan Stanley - 8 hotels	July 2019	LIBOR + 4.09%	—	144,000	(2)	144,000	11,785	8.2%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2019	LIBOR + 4.95%	—	7,778	(3)	7,778	958	12.3%
Secured credit facility - various	September 2019	Base Rate(4) + 1.65% or LIBOR + 2.65%	—	—		—	N/A	N/A
Morgan Stanley Pool - 17 hotels	November 2019	LIBOR + 3.00%	—	427,000	(5)	427,000	50,602	11.9%
JPMorgan Chase - 8 hotels	February 2020	LIBOR + 2.92%	—	395,000	(5)	395,000	45,379	11.5%
BAML Highland Pool - 21 hotels	April 2020	LIBOR + 3.20%	—	962,575	(5)	962,575	105,399	10.9%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,100	(6)	16,100	2,329	14.5%
KEYS Pool A - 7 hotels	June 2020	LIBOR + 3.65%	—	180,720	(5)	180,720	21,368	11.8%
KEYS Pool B - 7 hotels	June 2020	LIBOR + 3.39%	—	174,400	(5)	174,400	21,437	12.3%
KEYS Pool C - 5 hotels	June 2020	LIBOR + 3.73%	—	221,040	(5)	221,040	25,053	11.3%
KEYS Pool D - 5 hotels	June 2020	LIBOR + 4.02%	—	262,640	(5)	262,640	28,380	10.8%
KEYS Pool E - 5 hotels	June 2020	LIBOR + 2.73%	—	160,000	(5)	160,000	24,234	15.1%
KEYS Pool F - 5 hotels	June 2020	LIBOR + 3.68%	—	215,120	(5)	215,120	24,481	11.4%
GACC Gateway - 1 hotel	November 2020	6.26%	93,891	—		93,891	14,194	15.1%
Aareal Princeton/Nashville - 2 hotels	June 2022	LIBOR + 3.00%	—	174,211		174,211	27,430	15.7%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000	13,748	14.2%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	53,086	—		53,086	6,207	11.7%
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450	8,862	12.1%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,913	—		6,913	1,349	19.5%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,089	—		10,089	317	3.1%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,444	—		6,444	938	14.6%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	65,572	—		65,572	8,686	13.2%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,114	—		12,114	1,832	15.1%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,215	—		24,215	3,623	15.0%
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,962	—		19,962	2,584	12.9%
BAML Pool 3 - 3 hotels	February 2025	4.45%	51,633	—		51,633	6,887	13.3%
Unencumbered hotels			—	—		—	2,267	N/A
Total			$349,186	$3,589,984		$3,939,170	$467,624	11.9%
Percentage			8.9%	91.1%		100.0%
Weighted average interest rate			5.33%	5.55%		5.53%
All indebtedness is non-recourse with the exception of the secured credit facility.

(1)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in June 2018.

(2)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in July 2018.

(3)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in August 2018.

(4)	Base Rate, as defined in the secured credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(5)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(6)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(7)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
SEPTEMBER 30, 2018
(dollars in thousands)
(unaudited)

	2018	2019	2020	2021	2022	Thereafter	Total
Secured credit facility - various	$—	$—	$—	$—	$—	$—	$—
Omni American Bank Ashton - 1 hotel	—	5,168	—	—	—	—	5,168
BAML Le Pavillon - 1 hotel	—	—	43,750	—	—	—	43,750
Morgan Stanley - 8 hotels	—	—	144,000	—	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	35,200	—	—	—	35,200
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	7,778	—	—	—	7,778
GACC Gateway - 1 hotel	—	—	89,886	—	—	—	89,886
BAML Indigo Atlanta - 1 hotel	—	—	—	—	15,470	—	15,470
Aareal Princeton/Nashville - 2 hotels	—	—	—	—	168,211	—	168,211
Prudential Boston Back Bay - 1 hotel	—	—	—	—	97,000	—	97,000
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	48,182	48,182
Aareal Hilton Alexandria - 1 hotel	—	—	—	—	—	73,450	73,450
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C1 - 3 hotels	—	—	—	—	—	58,612	58,612
Morgan Stanley Pool C2 - 2 hotels	—	—	—	—	—	10,755	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	—	—	21,522	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	—	—	427,000	427,000
JPMorgan Chase - 8 hotels	—	—	—	—	—	395,000	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
BAML Highland Pool - 21 hotels	—	—	—	—	—	962,575	962,575
KEYS Pool A - 7 hotels	—	—	—	—	—	180,720	180,720
KEYS Pool B - 7 hotels	—	—	—	—	—	174,400	174,400
KEYS Pool C - 5 hotels	—	—	—	—	—	221,040	221,040
KEYS Pool D - 5 hotels	—	—	—	—	—	262,640	262,640
KEYS Pool E - 5 hotels	—	—	—	—	—	160,000	160,000
KEYS Pool F - 5 hotels	—	—	—	—	—	215,120	215,120
Principal due in future periods	—	5,168	320,614	—	280,681	3,293,400	3,899,863
Scheduled amortization payments remaining	1,604	6,554	8,035	8,170	6,805	8,139	39,307
Total indebtedness	$1,604	$11,722	$328,649	$8,170	$287,486	$3,301,539	$3,939,170

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$287,104	$—	$287,104	$287,955	$705	$288,660	(0.30)%	(0.54)%
RevPAR	$125.15	$—	$125.15	$124.92	$59.35	$125.88	0.18%	(0.58)%
Occupancy	78.04%	—%	78.04%	79.68%	(41.25)%	79.88%	(2.06)%	(2.30)%
ADR	$160.36	$—	$160.36	$156.77	$143.87	$157.58	2.29%	1.77%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$864,604	$4,258	$868,862	$872,993	$(6,519)	$866,474	(0.96)%	0.28%
RevPAR	$127.19	$546.51	$127.67	$125.61	$(44.87)	$127.33	1.26%	0.26%
Occupancy	77.59%	165.83%	77.69%	78.57%	(62.74)%	78.91%	(1.25)%	(1.54)%
ADR	$163.92	$329.56	$164.32	$159.87	$(71.51)	$161.37	2.53%	1.83%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$243,027	$—	$243,027	$243,159	$705	$243,864	(0.05)%	(0.34)%
RevPAR	$125.48	$—	$125.48	$124.83	$59.35	$125.95	0.53%	(0.37)%
Occupancy	78.95%	—%	78.95%	80.36%	(41.25)%	80.60%	(1.75)%	(2.04)%
ADR	$158.94	$—	$158.94	$155.34	$143.87	$156.28	2.32%	1.70%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$718,187	$4,258	$722,445	$722,943	$(6,519)	$716,424	(0.66)%	0.84%
RevPAR	$125.17	$546.51	$125.74	$122.73	$(44.87)	$124.70	1.99%	0.84%
Occupancy	78.14%	165.83%	78.25%	78.49%	(62.74)%	78.88%	(0.45)%	(0.80)%
ADR	$160.20	$329.56	$160.68	$156.37	$(71.51)	$158.08	2.45%	1.65%
NOTES:

(1)
The above comparable information assumes the 106 hotel properties owned and included in the Company's operations at September 30, 2018, and not under renovation during the three months ended September 30, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	Excluded Hotels Under Renovation:
Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$353,504	$350,958	0.73%	$1,079,802	$1,090,603	(0.99)%
Non-comparable adjustments	—	2,036		7,054	(5,871)
Comparable total hotel revenue	$353,504	$352,994	0.14%	$1,086,856	$1,084,732	0.20%

Hotel EBITDA	$111,389	$113,302	(1.69)%	$356,795	$365,253	(2.32)%
Non-comparable adjustments	(60)	1,904		3,705	2,762
Comparable hotel EBITDA	$111,329	$115,206	(3.37)%	$360,500	$368,015	(2.04)%
Hotel EBITDA margin	31.51%	32.28%	(0.77)%	33.04%	33.49%	(0.45)%
Comparable hotel EBITDA margin	31.49%	32.64%	(1.15)%	33.17%	33.93%	(0.76)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$101	$116	(12.93)%	$258	$283	(8.83)%
Hotel EBITDA attributable to the Company and OP unitholders	$111,288	$113,186	(1.68)%	$356,537	$364,970	(2.31)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$111,228	$115,090	(3.36)%	$360,242	$367,732	(2.04)%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$294,015	$291,136	0.99%	$880,708	$883,074	(0.27)%
Non-comparable adjustments	—	2,036		7,054	(5,869)
Comparable total hotel revenue	$294,015	$293,172	0.29%	$887,762	$877,205	1.20%

Hotel EBITDA	$96,749	$97,401	(0.67)%	$299,170	$300,994	(0.61)%
Non-comparable adjustments	(60)	1,872		3,705	2,667
Comparable hotel EBITDA	$96,689	$99,273	(2.60)%	$302,875	$303,661	(0.26)%
Hotel EBITDA margin	32.91%	33.46%	(0.55)%	33.97%	34.08%	(0.11)%
Comparable hotel EBITDA margin	32.89%	33.86%	(0.97)%	34.12%	34.62%	(0.50)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$101	$116	(12.93)%	$258	$283	(8.83)%
Hotel EBITDA attributable to the Company and OP unitholders	$96,648	$97,285	(0.65)%	$298,912	$300,711	(0.60)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$96,588	$99,157	(2.59)%	$302,617	$303,378	(0.25)%
NOTES:

(1)
The above comparable information assumes the 106 hotel properties owned and included in the Company's operations at September 30, 2018, and not under renovation during the three months ended September 30, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018	2018	2018	2018	2018	2018	2018	2017	2017	2017
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$353,504	$—	$353,504	$386,834	$5,301	$392,135	$339,465	$1,752	$341,217	$339,160	$2,271	$341,431
Hotel EBITDA	$111,389	$(60)	$111,329	$136,792	$2,795	$139,587	$108,614	$970	$109,584	$106,630	$494	$107,124
Hotel EBITDA margin	31.51%		31.49%	35.36%		35.60%	32.00%		32.12%	31.44%		31.38%

EBITDA % of total TTM	24.0%		23.8%	29.5%		29.9%	23.4%		23.4%	23.1%		22.9%

JV interests in EBITDA	$101	$—	$101	$108	$—	$108	$49	$—	$49	$85	$—	$85

	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
	TTM	TTM	TTM
Total hotel revenue	$1,418,963	$9,324	$1,428,287
Hotel EBITDA	$463,425	$4,199	$467,624
Hotel EBITDA margin	32.66%		32.74%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$343	$—	$343
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2018	2018	2018	2017	2017	2017	% Variance	% Variance
Atlanta, GA Area	9	1,425	$128.47	$—	$128.47	$128.40	$—	$128.40	0.1%	0.1%
Boston, MA Area	3	915	217.08	—	217.08	207.03	—	207.03	4.9%	4.9%
Dallas / Ft. Worth, TX Area	7	1,518	103.19	—	103.19	106.16	—	106.16	(2.8)%	(2.8)%
Houston, TX Area	3	692	100.18	—	100.18	108.41	—	108.41	(7.6)%	(7.6)%
Los Angeles, CA Metro Area	6	1,619	129.81	—	129.81	128.06	—	128.06	1.4%	1.4%
Miami, FL Metro Area	3	587	93.92	—	93.92	99.68	—	99.68	(5.8)%	(5.8)%
Minneapolis - St. Paul, MN-WI Area	4	809	133.42	—	133.42	139.84	—	139.84	(4.6)%	(4.6)%
Nashville, TN Area	1	673	207.60	—	207.60	207.06	—	207.06	0.3%	0.3%
New York / New Jersey Metro Area	6	1,741	122.75	—	122.75	126.74	—	126.74	(3.1)%	(3.1)%
Orlando, FL Area	3	734	92.44	—	92.44	99.86	—	99.86	(7.4)%	(7.4)%
Philadelphia, PA Area	3	648	115.70	—	115.70	110.73	—	110.73	4.5%	4.5%
San Diego, CA Area	2	410	138.61	—	138.61	136.22	—	136.22	1.8%	1.8%
San Francisco - Oakland, CA Metro Area	6	1,369	172.17	—	172.17	165.38	—	165.38	4.1%	4.1%
Tampa, FL Area	2	571	87.28	—	87.28	90.67	(92.52)	90.31	(3.7)%	(3.4)%
Washington D.C. - MD - VA Area	9	2,424	126.23	—	126.23	123.84	247.79	129.78	1.9%	(2.7)%
Other Areas	51	8,795	113.08	—	113.08	112.88	(80.80)	113.38	0.2%	(0.3)%
Total Portfolio	118	24,930	$125.15	$—	$125.15	$124.92	$59.35	$125.88	0.2%	(0.6)%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2018	2018	2018		2017	2017	2017		% Variance	% Variance
Atlanta, GA Area	9	1,425	$6,135	$19	$6,154	5.5%	$5,857	$289	$6,146	5.4%	4.7%	0.1%
Boston, MA Area	3	915	9,110	—	9,110	8.2%	8,427	12	8,439	7.3%	8.1%	8.0%
Dallas / Ft. Worth, TX Area	7	1,518	5,449	—	5,449	4.9%	5,453	5	5,458	4.7%	(0.1)%	(0.2)%
Houston, TX Area	3	692	2,371	—	2,371	2.1%	2,641	19	2,660	2.3%	(10.2)%	(10.9)%
Los Angeles, CA Metro Area	6	1,619	7,388	—	7,388	6.6%	7,742	34	7,776	6.7%	(4.6)%	(5.0)%
Miami, FL Metro Area	3	587	1,027	—	1,027	0.9%	1,269	4	1,273	1.1%	(19.1)%	(19.3)%
Minneapolis - St. Paul, MN-WI Area	4	809	4,159	—	4,159	3.7%	4,872	6	4,878	4.2%	(14.6)%	(14.7)%
Nashville, TN Area	1	673	6,577	—	6,577	5.9%	6,294	—	6,294	5.5%	4.5%	4.5%
New York / New Jersey Metro Area	6	1,741	7,527	—	7,527	6.8%	7,829	8	7,837	6.8%	(3.9)%	(4.0)%
Orlando, FL Area	3	734	1,350	—	1,350	1.2%	1,830	5	1,835	1.7%	(26.2)%	(26.4)%
Philadelphia, PA Area	3	648	2,437	—	2,437	2.2%	2,383	7	2,390	2.2%	2.3%	2.0%
San Diego, CA Area	2	410	2,180	—	2,180	2.0%	2,264	4	2,268	2.0%	(3.7)%	(3.9)%
San Francisco - Oakland, CA Metro Area	6	1,369	10,038	—	10,038	9.0%	9,378	57	9,435	8.2%	7.0%	6.4%
Tampa, FL Area	2	571	1,185	(77)	1,108	1.0%	1,564	(254)	1,310	1.1%	(24.2)%	(15.4)%
Washington D.C. - MD - VA Area	9	2,424	9,743	—	9,743	8.8%	9,320	1,927	11,247	9.8%	4.5%	(13.4)%
Other Areas	51	8,795	34,713	(2)	34,711	31.2%	36,179	(219)	35,960	31.0%	(4.1)%	(3.5)%
Total Portfolio	118	24,930	$111,389	$(60)	$111,329	100.0%	$113,302	$1,904	$115,206	100.0%	(1.7)%	(3.4)%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2018	2018	2018	2017	2017	2017	% Variance	% Variance
Atlanta, GA Area	9	1,425	$131.43	$—	$131.43	$122.88	$(88.18)	$130.78	7.0%	0.5%
Boston, MA Area	3	915	180.33	—	180.33	178.69	—	178.69	0.9%	0.9%
Dallas / Ft. Worth, TX Area	7	1,518	114.44	—	114.44	111.49	—	111.49	2.6%	2.6%
Houston, TX Area	3	692	109.04	—	109.04	111.44	—	111.44	(2.2)%	(2.2)%
Los Angeles, CA Metro Area	6	1,619	135.55	—	135.55	133.78	—	133.78	1.3%	1.3%
Miami, FL Metro Area	3	587	137.37	—	137.37	132.64	—	132.64	3.6%	3.6%
Minneapolis - St. Paul, MN-WI Area	4	809	127.81	—	127.81	126.49	—	126.49	1.0%	1.0%
Nashville, TN Area	1	673	207.65	—	207.65	210.56	—	210.56	(1.4)%	(1.4)%
New York / New Jersey Metro Area	6	1,741	119.29	—	119.29	117.68	—	117.68	1.4%	1.4%
Orlando, FL Area	3	734	108.61	—	108.61	113.90	—	113.90	(4.6)%	(4.6)%
Philadelphia, PA Area	3	648	105.07	—	105.07	102.21	—	102.21	2.8%	2.8%
San Diego, CA Area	2	410	127.08	—	127.08	125.99	—	125.99	0.9%	0.9%
San Francisco - Oakland, CA Metro Area	6	1,369	164.78	—	164.78	158.53	—	158.53	3.9%	3.9%
Tampa, FL Area	2	571	116.11	(154.79)	112.62	117.70	(123.57)	116.57	(1.4)%	(3.4)%
Washington D.C. - MD - VA Area	9	2,424	138.94	235.98	143.14	141.92	279.77	148.53	(2.1)%	(3.6)%
Other Areas	51	8,795	112.79	(48.05)	112.97	111.44	(66.35)	112.54	1.2%	0.4%
Total Portfolio	118	24,930	$127.19	$546.51	$127.67	$125.61	$(44.87)	$127.33	1.3%	0.3%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2018	2018	2018		2017	2017	2017		% Variance	% Variance
Atlanta, GA Area	9	1,425	$18,644	$31	$18,675	5.2%	$21,829	$(2,255)	$19,574	5.3%	(14.7)%	(4.6)%
Boston, MA Area	3	915	19,270	—	19,270	5.3%	20,523	24	20,547	5.6%	(6.1)%	(6.2)%
Dallas / Ft. Worth, TX Area	7	1,518	20,626	—	20,626	5.7%	19,236	26	19,262	5.2%	7.2%	7.1%
Houston, TX Area	3	692	9,008	—	9,008	2.5%	9,333	40	9,373	2.5%	(3.5)%	(3.9)%
Los Angeles, CA Metro Area	6	1,619	25,717	—	25,717	7.1%	26,275	77	26,352	7.2%	(2.1)%	(2.4)%
Miami, FL Metro Area	3	587	9,373	—	9,373	2.6%	8,936	10	8,946	2.4%	4.9%	4.8%
Minneapolis - St. Paul, MN-WI Area	4	809	11,519	—	11,519	3.2%	11,749	20	11,769	3.2%	(2.0)%	(2.1)%
Nashville, TN Area	1	673	18,666	—	18,666	5.2%	20,935	—	20,935	5.7%	(10.8)%	(10.8)%
New York / New Jersey Metro Area	6	1,741	22,985	1	22,986	6.4%	23,382	60	23,442	6.4%	(1.7)%	(1.9)%
Orlando, FL Area	3	734	7,181	—	7,181	2.0%	8,124	8	8,132	2.2%	(11.6)%	(11.7)%
Philadelphia, PA Area	3	648	6,554	—	6,554	1.8%	6,047	15	6,062	1.6%	8.4%	8.1%
San Diego, CA Area	2	410	5,774	—	5,774	1.6%	5,840	6	5,846	1.6%	(1.1)%	(1.2)%
San Francisco - Oakland, CA Metro Area	6	1,369	28,077	—	28,077	7.8%	26,824	106	26,930	7.3%	4.7%	4.3%
Tampa, FL Area	2	571	8,968	(1,131)	7,837	2.2%	9,416	(1,493)	7,923	2.2%	(4.8)%	(1.1)%
Washington D.C. - MD - VA Area	9	2,424	33,087	4,697	37,784	10.5%	36,103	6,603	42,706	11.6%	(8.4)%	(11.4)%
Other Areas	51	8,795	111,346	107	111,453	30.9%	110,701	(485)	110,216	30.0%	0.6%	1.1%
Total Portfolio	118	24,930	$356,795	$3,705	$360,500	100.0%	$365,253	$2,762	$368,015	100.0%	(2.3)%	(2.0)%
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
SEPTEMBER 30, 2018
(in thousands, except share price)
(unaudited)

September 30, 2018
End of quarter common shares outstanding	101,038
Partnership units outstanding	20,660
Combined common shares and partnership units outstanding	121,698
Common stock price at quarter end	$6.39
Market capitalization at quarter end	$777,650
Series D preferred stock	$59,735
Series F preferred stock	$120,000
Series G preferred stock	$155,000
Series H preferred stock	$95,000
Series I preferred stock	$135,000
Debt on balance sheet date	$3,939,170
Joint venture partner's share of consolidated debt	$(2,004)
Net working capital (see below)	$(460,329)
Total enterprise value (TEV)	$4,819,222

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$75.87
Market value of Ashford Inc. investment	$45,383

Cash and cash equivalents	$325,716
Restricted cash	$140,886
Accounts receivable, net	$60,184
Prepaid expenses	$29,639
Investment in securities	$24,173
Due from third-party hotel managers, net	$16,528
Market value of Ashford Inc. investment	$45,383
Total current assets	$642,509

Accounts payable, net & accrued expenses	$147,734
Dividends and distributions payable	$28,095
Due to affiliates, net	$6,351
Total current liabilities	$182,180

Net working capital*	$460,329
* Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2018
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Courtyard Crystal City Reagan Airport	272	x
Courtyard Denver Airport	202	x
Courtyard Gaithersburg	210	x	x
Courtyard Louisville Airport	150				x
Embassy Suites Crystal City	267				x
Embassy Suites Philadelphia Airport	263	x	x
Embassy Suites Santa Clara Silicon Valley	258	x	x
Hampton Inn Suites Columbus Easton	145				x
Hampton Inn Suites Phoenix Airport	106		x	x
Hilton St. Petersburg Bayfront	333	x	x	x
Hilton Tampa Westshore	238		x	x	x
Hilton Garden Inn BWI Airport	158				x
Hilton Garden Inn Jacksonville	119	x
Hotel Indigo Atlanta Midtown	140		x	x	x
Hyatt Regency Coral Gables	253			x	x
Le Meridien Chambers Minneapolis	60	x
Le Pavillon Hotel	226			x
Marriott Crystal Gateway	701	x	x	x	x
Marriott Omaha	300			x
Marriott RTP	225	x
Renaissance Nashville	673	x	x	x	x
Renaissance Palm Springs	410	x
Residence Inn Jacksonville	120	x	x	x
Residence Inn Orlando Sea World	350	x	x	x	x
Ritz-Carlton Atlanta	444	x	x	x	x
Sheraton Anchorage	370	x
The Churchill	173	x
Westin Princeton	296	x	x
Total		18	13	12	11

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2018 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2018	2018	2018	2017	September 30, 2018
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$42,925	$68,862	$40,311	$33,102	$185,200
Non-property adjustments	(17)	(394)	1,669	8,246	9,504
Interest income	(73)	(58)	(30)	(28)	(189)
Interest expense	2,096	1,634	1,600	1,258	6,588
Amortization of loan costs	149	178	112	73	512
Depreciation and amortization	64,745	64,385	62,869	61,182	253,181
Income tax expense (benefit)	14	9	—	173	196
Non-hotel EBITDA ownership expense	1,550	2,176	2,083	2,624	8,433
Hotel EBITDA including amounts attributable to noncontrolling interest	111,389	136,792	108,614	106,630	463,425
Non-comparable adjustments	(60)	2,795	970	494	4,199
Comparable hotel EBITDA	$111,329	$139,587	$109,584	$107,124	$467,624
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$41,995	$930	$42,925	$91	$(77,277)	$(34,261)
Non-property adjustments	(2)	(15)	(17)	—	17	—
Interest income	(72)	(1)	(73)	—	73	—
Interest expense	1,890	206	2,096	—	51,961	54,057
Amortization of loan cost	110	39	149	—	6,525	6,674
Depreciation and amortization	51,511	13,234	64,745	128	50	64,923
Income tax expense (benefit)	14	—	14	—	505	519
Non-hotel EBITDA ownership expense	1,303	247	1,550	9	(1,559)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	96,749	14,640	111,389	228	(19,705)	91,912
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(101)	—	(101)	—	101	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(310)	(310)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,607)	(1,607)
Company's portion of EBITDA of OpenKey	—	—	—	—	(158)	(158)
Hotel EBITDA attributable to the Company and OP unitholders	$96,648	$14,640	$111,288	$228	$(21,679)	$89,837
Non-comparable adjustments	(60)	—	(60)
Comparable hotel EBITDA	$96,689	$14,640	$111,329
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$60,530	$8,332	$68,862	$244	$(92,457)	$(23,351)
Non-property adjustments	(429)	35	(394)	—	394	—
Interest income	(58)	—	(58)	—	58	—
Interest expense	1,438	196	1,634	—	51,082	52,716
Amortization of loan cost	140	38	178	—	5,312	5,490
Depreciation and amortization	51,743	12,642	64,385	132	49	64,566
Income tax expense (benefit)	9	—	9	—	2,964	2,973
Non-hotel EBITDA ownership expense	1,709	467	2,176	21	(2,197)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	115,082	21,710	136,792	397	(34,795)	102,394
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(108)	—	(108)	—	108	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(1,170)	(1,170)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	3,551	3,551
Company's portion of EBITDA of OpenKey	—	—	—	—	(122)	(122)
Hotel EBITDA attributable to the Company and OP unitholders	$114,974	$21,710	$136,684	$397	$(32,428)	$104,653
Non-comparable adjustments	2,795	—	2,795
Comparable hotel EBITDA	$117,877	$21,710	$139,587
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$31,188	$9,123	$40,311	$483	$(73,443)	$(32,649)
Non-property adjustments	1,770	(101)	1,669	—	(1,669)	—
Interest income	(30)	—	(30)	—	30	—
Interest expense	1,419	181	1,600	—	50,690	52,290
Amortization of loan cost	74	38	112	—	2,341	2,453
Depreciation and amortization	51,250	11,619	62,869	130	48	63,047
Income tax expense (benefit)	—	—	—	—	(886)	(886)
Non-hotel EBITDA ownership expense	1,668	415	2,083	(11)	(2,072)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	87,339	21,275	108,614	602	(24,961)	84,255
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(49)	—	(49)	—	49	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	588	588
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(964)	(964)
Company's portion of EBITDA of OpenKey	—	—	—	—	(139)	(139)
Hotel EBITDA attributable to the Company and OP unitholders	$87,290	$21,275	$108,565	$602	$(25,427)	$83,740
Non-comparable adjustments	970	—	970
Comparable hotel EBITDA	$88,309	$21,275	$109,584
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$25,076	$8,026	$33,102	$230	$(71,857)	$(38,525)
Non-property adjustments	8,246	—	8,246	(75)	(8,171)	—
Interest income	(28)	—	(28)	—	28	—
Interest expense	1,086	172	1,258	—	51,851	53,109
Amortization of loan cost	36	37	73	—	2,225	2,298
Depreciation and amortization	50,454	10,728	61,182	123	46	61,351
Income tax expense (benefit)	173	—	173	—	(1,884)	(1,711)
Non-hotel EBITDA ownership expense	2,468	156	2,624	25	(2,649)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	87,511	19,119	106,630	303	(30,411)	76,522
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(85)	—	(85)	—	85	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,286	2,286
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,646)	(1,646)
Company's portion of EBITDA of OpenKey	—	—	—	—	(137)	(137)
Hotel EBITDA attributable to the Company and OP unitholders	$87,426	$19,119	$106,545	$303	$(29,823)	$77,025
Non-comparable adjustments	624	(130)	494
Comparable hotel EBITDA	$88,135	$18,989	$107,124
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$40,683	$5,218	$45,901	$69	$(74,696)	$(28,726)
Non-property adjustments	1,549	221	1,770	—	(1,770)	—
Interest income	(27)	(1)	(28)	—	28	—
Interest expense	528	170	698	—	53,715	54,413
Amortization of loan cost	—	37	37	—	2,513	2,550
Depreciation and amortization	49,967	9,999	59,966	120	49	60,135
Income tax expense (benefit)	33	—	33	—	(1,300)	(1,267)
Non-hotel EBITDA ownership expense	4,668	257	4,925	7	(4,932)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	97,401	15,901	113,302	196	(26,393)	87,105
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(116)	—	(116)	—	116	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	679	679
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(384)	(384)
Company's portion of EBITDA of OpenKey	—	—	—	—	(113)	(113)
Hotel EBITDA attributable to the Company and OP unitholders	$97,285	$15,901	$113,186	$196	$(26,095)	$87,287
Non-comparable adjustments	1,872	32	1,904
Comparable hotel EBITDA	$99,273	$15,933	$115,206
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$133,713	$18,385	$152,098	$818	$(243,177)	$(90,261)
Non-property adjustments	1,339	(81)	1,258	—	(1,258)	—
Interest income	(160)	(1)	(161)	—	161	—
Interest expense	4,747	583	5,330	—	153,733	159,063
Amortization of loan cost	324	115	439	—	14,178	14,617
Depreciation and amortization	154,504	37,495	191,999	390	147	192,536
Income tax expense (benefit)	23	—	23	—	2,583	2,606
Non-hotel EBITDA ownership expense	4,680	1,129	5,809	19	(5,828)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	299,170	57,625	356,795	1,227	(79,461)	278,561
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(258)	—	(258)	—	258	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(892)	(892)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	959	959
Company's portion of EBITDA of OpenKey	—	—	—	—	(419)	(419)
Hotel EBITDA attributable to the Company and OP unitholders	$298,912	$57,625	$356,537	$1,227	$(79,555)	$278,209
Non-comparable adjustments	3,705	—	3,705
Comparable hotel EBITDA	$302,875	$57,625	$360,500
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$146,855	$33,428	$180,283	$1,023	$(231,541)	$(50,235)
Non-property adjustments	(12,460)	221	(12,239)	—	12,239	—
Interest income	(94)	(4)	(98)	—	98	—
Interest expense	1,515	237	1,752	—	154,551	156,303
Amortization of loan cost	168	49	217	—	10,704	10,921
Depreciation and amortization	152,882	29,976	182,858	350	2,172	185,380
Income tax expense (benefit)	56	—	56	—	(563)	(507)
Non-hotel EBITDA ownership expense	12,072	352	12,424	(6)	(12,418)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	300,994	64,259	365,253	1,367	(64,758)	301,862
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(283)	—	(283)	—	283	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	3,632	3,632
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(20)	(20)
Company's portion of EBITDA of OpenKey	—	—	—	—	(361)	(361)
Hotel EBITDA attributable to the Company and OP unitholders	$300,711	$64,259	$364,970	$1,367	$(61,224)	$305,113
Non-comparable adjustments	2,667	95	2,762
Comparable hotel EBITDA	$303,661	$64,354	$368,015
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Hampton Inn Suites Phoenix Airport, Hilton St. Petersburg Bayfront, Hilton Tampa Westshore, Hotel Indigo Atlanta Midtown, Hyatt Regency Coral Gables, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Renaissance Nashville, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,514	$4,363	$2,042	$814	$2,524	$(923)	$1,558	$4,194	$3,270
Non-property adjustments	—	—	—	1	—	(21)	—	—	—
Interest income	(1)	—	(2)	—	(4)	(1)	(15)	—	(10)
Interest expense	206	1,014	—	—	—	—	—	—	—
Amortization of loan costs	39	55	—	—	—	—	—	—	—
Depreciation and amortization	3,318	3,607	3,392	1,386	4,623	2,000	2,567	2,371	4,079
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	59	71	17	170	245	(28)	49	12	188
Hotel EBITDA including amounts attributable to noncontrolling interest	6,135	9,110	5,449	2,371	7,388	1,027	4,159	6,577	7,527
Non-comparable adjustments	19	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,154	$9,110	$5,449	$2,371	$7,388	$1,027	$4,159	$6,577	$7,527

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(684)	$731	$1,274	$6,828	$(443)	$1,376	$13,487	$42,925
Non-property adjustments	1	—	—	—	20	(4)	(14)	(17)
Interest income	(3)	(1)	(2)	(6)	—	(12)	(18)	(75)
Interest expense	—	—	—	—	—	872	4	2,096
Amortization of loan costs	—	—	—	—	—	54	—	148
Depreciation and amortization	2,008	1,653	884	3,138	1,580	7,417	20,723	64,746
Income tax expense (benefit)	—	—	—	—	—	—	14	14
Non-hotel EBITDA ownership expense	28	54	24	78	28	40	517	1,552
Hotel EBITDA including amounts attributable to noncontrolling interest	1,350	2,437	2,180	10,038	1,185	9,743	34,713	111,389
Non-comparable adjustments	—	—	—	—	(77)	—	(2)	(60)
Comparable hotel EBITDA	$1,350	$2,437	$2,180	$10,038	$1,108	$9,743	$34,711	$111,329
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$3,126	$4,824	$2,073	$(620)	$3,196	$(1,171)	$2,397	$4,761	$3,604
Non-property adjustments	(16)	—	—	451	—	266	—	—	—
Interest income	—	—	(1)	—	(1)	—	(6)	—	(2)
Interest expense	170	—	—	—	—	—	—	—	—
Amortization of loan costs	37	—	—	—	—	—	—	—	—
Depreciation and amortization	2,519	3,543	3,215	1,645	4,355	1,730	2,458	1,523	4,185
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	21	60	166	1,165	192	444	23	10	42
Hotel EBITDA including amounts attributable to noncontrolling interest	5,857	8,427	5,453	2,641	7,742	1,269	4,872	6,294	7,829
Non-comparable adjustments	289	12	5	19	34	4	6	—	8
Comparable hotel EBITDA	$6,146	$8,439	$5,458	$2,660	$7,776	$1,273	$4,878	$6,294	$7,837

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$99	$904	$1,279	$6,772	$(423)	$3,335	$11,745	$45,901
Non-property adjustments	43	—	—	—	64	—	962	1,770
Interest income	(2)	—	—	(5)	—	(4)	(7)	(28)
Interest expense	—	—	—	—	—	—	528	698
Amortization of loan costs	—	—	—	—	—	—	—	37
Depreciation and amortization	1,595	1,459	955	2,579	1,661	6,304	20,240	59,966
Income tax expense (benefit)	—	—	—	—	—	—	33	33
Non-hotel EBITDA ownership expense	95	20	30	32	262	(315)	2,678	4,925
Hotel EBITDA including amounts attributable to noncontrolling interest	1,830	2,383	2,264	9,378	1,564	9,320	36,179	113,302
Non-comparable adjustments	5	7	4	57	(254)	1,927	(219)	1,904
Comparable hotel EBITDA	$1,835	$2,390	$2,268	$9,435	$1,310	$11,247	$35,960	$115,206
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$8,336	$4,779	$10,072	$4,691	$11,736	$3,658	$3,769	$12,095	$10,359
Non-property adjustments	—	—	—	(134)	—	(120)	—	—	—
Interest income	(3)	—	(5)	—	(7)	(2)	(38)	—	(21)
Interest expense	583	2,846	—	—	—	—	—	—	—
Amortization of loan costs	115	165	—	—	—	—	—	—	—
Depreciation and amortization	9,231	11,176	10,280	4,102	13,758	5,716	7,639	6,526	12,387
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	382	304	279	349	230	121	149	45	260
Hotel EBITDA including amounts attributable to noncontrolling interest	18,644	19,270	20,626	9,008	25,717	9,373	11,519	18,666	22,985
Non-comparable adjustments	31	—	—	—	—	—	—	—	1
Comparable hotel EBITDA	$18,675	$19,270	$20,626	$9,008	$25,717	$9,373	$11,519	$18,666	$22,986

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,357	$1,473	$2,618	$18,497	$4,116	$9,351	$45,191	$152,098
Non-property adjustments	(39)	—	—	—	(374)	1,941	(16)	1,258
Interest income	(7)	(2)	(3)	(15)	—	(23)	(37)	(163)
Interest expense	—	—	—	—	—	872	1,029	5,330
Amortization of loan costs	—	—	—	—	—	54	104	438
Depreciation and amortization	5,816	4,894	2,691	9,287	5,068	20,598	62,831	192,000
Income tax expense (benefit)	—	—	—	—	—	—	23	23
Non-hotel EBITDA ownership expense	54	189	468	308	158	294	2,221	5,811
Hotel EBITDA including amounts attributable to noncontrolling interest	7,181	6,554	5,774	28,077	8,968	33,087	111,346	356,795
Non-comparable adjustments	—	—	—	—	(1,131)	4,697	107	3,705
Comparable hotel EBITDA	$7,181	$6,554	$5,774	$28,077	$7,837	$37,784	$111,453	$360,500
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$25,304	$10,068	$8,970	$2,414	$13,137	$(1,450)	$4,152	$15,716	$10,354
Non-property adjustments	(14,109)	—	—	451	—	266	—	—	—
Interest income	(12)	—	(3)	—	(3)	—	(30)	—	(6)
Interest expense	237	—	—	—	—	—	—	—	—
Amortization of loan costs	49	—	—	—	—	—	—	—	—
Depreciation and amortization	10,122	10,404	9,362	5,233	12,832	5,205	7,562	5,174	12,614
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	238	51	907	1,235	309	4,915	65	45	420
Hotel EBITDA including amounts attributable to noncontrolling interest	21,829	20,523	19,236	9,333	26,275	8,936	11,749	20,935	23,382
Non-comparable adjustments	(2,255)	24	26	40	77	10	20	—	60
Comparable hotel EBITDA	$19,574	$20,547	$19,262	$9,373	$26,352	$8,946	$11,769	$20,935	$23,442

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,509	$1,681	$2,792	$19,530	$4,761	$18,271	$41,074	$180,283
Non-property adjustments	43	—	—	—	64	—	1,046	(12,239)
Interest income	(5)	—	—	(14)	—	(12)	(13)	(98)
Interest expense	—	—	—	—	—	—	1,515	1,752
Amortization of loan costs	—	—	—	—	—	—	168	217
Depreciation and amortization	4,470	4,275	2,982	7,170	4,374	18,672	62,407	182,858
Income tax expense (benefit)	—	—	—	—	—	—	56	56
Non-hotel EBITDA ownership expense	107	91	66	138	217	(828)	4,448	12,424
Hotel EBITDA including amounts attributable to noncontrolling interest	8,124	6,047	5,840	26,824	9,416	36,103	110,701	365,253
Non-comparable adjustments	8	15	6	106	(1,493)	6,603	(485)	2,762
Comparable hotel EBITDA	$8,132	$6,062	$5,846	$26,930	$7,923	$42,706	$110,216	$368,015
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended September 30, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$2,091	$12,438	$9,266	$13,949	$8,593	$12,008	$45,828	$20,725	$1,472	$22,428	$1,304
Non-property adjustments	10,135	(75)	(60)	72	(6)	—	(345)	(132)	—	(29)	(17)
Interest income	(17)	(9)	—	—	—	(22)	—	(8)	—	(74)	(2)
Interest expense	(1)	—	—	—	1,548	—	—	—	12	4	—
Amortization of loan costs	—	—	—	—	104	—	—	—	—	—	—
Depreciation and amortization	9,106	8,758	14,927	14,596	13,118	12,115	59,034	29,598	9,933	22,465	5,530
Income tax expense (benefit)	14	63	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	466	333	965	(157)	979	392	2,566	561	382	665	72
Hotel EBITDA including amounts attributable to noncontrolling interest	21,794	21,508	25,098	28,460	24,336	24,493	107,083	50,744	11,799	45,459	6,887
Non-comparable adjustments	(426)	(71)	(45)	(80)	(102)	(12)	(1,684)	(142)	(14)	(80)	—
Comparable hotel EBITDA	$21,368	$21,437	$25,053	$28,380	$24,234	$24,481	$105,399	$50,602	$11,785	$45,379	$6,887

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$4,462	$2,271	$1,914	$853	$15,812	$194	$2,500	$602	$181	$3,355	$3,454
Non-property adjustments	(40)	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(5)	(1)	—	(8)	—	—	—	—	—
Interest expense	—	—	—	—	—	872	—	—	755	3,398	—
Amortization of loan costs	—	—	—	—	—	54	—	—	152	202	—
Depreciation and amortization	4,262	1,262	582	939	11,718	734	1,184	522	1,119	6,605	11,049
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	18	90	93	48	(69)	5	57	11	124	209	(309)
Hotel EBITDA including amounts attributable to noncontrolling interest	8,702	3,623	2,584	1,839	27,461	1,851	3,741	1,135	2,331	13,769	14,194
Non-comparable adjustments	(16)	—	—	(7)	(31)	7,011	(10)	(4)	(2)	(21)	—
Comparable hotel EBITDA	$8,686	$3,623	$2,584	$1,832	$27,430	$8,862	$3,731	$1,131	$2,329	$13,748	$14,194

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,296)	$(1,280)	$330	$327	$2,737	$25	$(13)	$(10)	$(44)	$(1,276)	$185,200
Non-property adjustments	(38)	—	—	—	—	—	—	—	—	39	9,504
Interest income	—	—	—	—	(46)	—	—	—	—	3	(189)
Interest expense	—	—	—	—	—	—	—	—	—	—	6,588
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	512
Depreciation and amortization	1,596	3,019	528	951	3,421	867	—	—	—	3,643	253,181
Income tax expense (benefit)	—	—	57	63	—	—	—	—	—	(1)	196
Non-hotel EBITDA ownership expense	55	732	23	8	95	67	12	10	44	(114)	8,433
Hotel EBITDA including amounts attributable to noncontrolling interest	317	2,471	938	1,349	6,207	959	(1)	—	—	2,294	463,425
Non-comparable adjustments	—	(38)	—	—	—	(1)	1	—	—	(27)	4,199
Comparable hotel EBITDA	$317	$2,433	$938	$1,349	$6,207	$958	$—	$—	$—	$2,267	$467,624
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$1,997	$3,647	$922	$3,691	$4,647	$3,008	$8,086	$3,398	$1,215	$4,414	$(149)
Non-property adjustments	(5)	—	(21)	—	—	—	14	(2)	—	—	—
Interest income	(5)	(4)	—	—	—	(10)	—	(4)	—	(23)	(2)
Interest expense	—	—	—	—	—	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,189	2,164	3,871	3,570	3,352	3,238	14,841	7,443	1,962	5,690	1,460
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	205	41	48	(303)	131	140	587	4	85	120	5
Hotel EBITDA including amounts attributable to noncontrolling interest	4,381	5,848	4,820	6,958	8,130	6,376	23,528	10,839	3,265	10,202	1,314
Non-comparable adjustments	(6)	—	3	3	(2)	(1)	(59)	—	—	1	—
Comparable hotel EBITDA	$4,375	$5,848	$4,823	$6,961	$8,128	$6,375	$23,469	$10,839	$3,265	$10,203	$1,314

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$262	$603	$465	$212	$3,784	$194	$978	$38	$(162)	$2,202	$(231)
Non-property adjustments	1	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	(8)	—	—	—	—	—
Interest expense	—	—	—	—	—	872	—	—	205	1,015	—
Amortization of loan costs	—	—	—	—	—	54	—	—	39	56	—
Depreciation and amortization	1,078	307	153	264	3,370	734	316	133	365	1,755	2,785
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	37	17	53	7	67	5	15	2	1	49	6
Hotel EBITDA including amounts attributable to noncontrolling interest	1,378	927	669	483	7,221	1,851	1,309	173	448	5,077	2,560
Non-comparable adjustments	—	—	—	—	(1)	—	—	(1)	—	—	—
Comparable hotel EBITDA	$1,378	$927	$669	$483	$7,220	$1,851	$1,309	$172	$448	$5,077	$2,560

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(360)	$(1,091)	$97	$170	$1,068	$284	$—	$—	$—	$(464)	$42,925
Non-property adjustments	—	—	—	—	—	—	—	—	—	(4)	(17)
Interest income	—	—	—	—	(15)	—	—	—	—	—	(73)
Interest expense	—	—	—	—	—	—	—	—	—	—	2,096
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	149
Depreciation and amortization	484	826	131	240	866	221	—	—	—	937	64,745
Income tax expense (benefit)	—	—	(3)	17	—	—	—	—	—	—	14
Non-hotel EBITDA ownership expense	14	160	18	5	8	13	—	—	1	9	1,550
Hotel EBITDA including amounts attributable to noncontrolling interest	138	(105)	243	432	1,927	518	—	—	1	478	111,389
Non-comparable adjustments	—	(1)	—	—	—	—	—	—	(1)	5	(60)
Comparable hotel EBITDA	$138	$(106)	$243	$432	$1,927	$518	$—	$—	$—	$483	$111,329
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$3,250	$3,709	$2,920	$4,464	$3,694	$3,397	$18,108	$6,491	$818	$7,916	$501
Non-property adjustments	(13)	—	—	(5)	—	—	(421)	43	—	—	—
Interest income	(6)	(3)	—	—	—	(7)	—	(3)	—	(23)	(1)
Interest expense	—	—	—	—	473	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	85	—	—	—	—	—	—
Depreciation and amortization	2,201	2,196	3,790	3,687	3,419	3,082	14,733	7,610	2,623	5,774	1,415
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	27	48	219	169	165	50	439	123	28	207	32
Hotel EBITDA including amounts attributable to noncontrolling interest	5,459	5,950	6,929	8,315	7,836	6,522	32,859	14,264	3,472	13,875	1,947
Non-comparable adjustments	(57)	(1)	(1)	(2)	1	—	(239)	—	—	—	—
Comparable hotel EBITDA	$5,402	$5,949	$6,928	$8,313	$7,837	$6,522	$32,620	$14,264	$3,472	$13,875	$1,947

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$1,118	$720	$578	$346	$5,709	$—	$713	$174	$114	$1,725	$1,850
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(1)	(1)	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	196	961	—
Amortization of loan costs	—	—	—	—	—	—	—	—	38	55	—
Depreciation and amortization	1,061	321	144	239	3,175	—	295	134	292	1,778	2,790
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	32	27	(8)	14	218	—	22	4	29	11	6
Hotel EBITDA including amounts attributable to noncontrolling interest	2,211	1,068	713	598	9,102	—	1,030	312	669	4,530	4,646
Non-comparable adjustments	—	—	—	—	—	3,093	—	—	—	—	—
Comparable hotel EBITDA	$2,211	$1,068	$713	$598	$9,102	$3,093	$1,030	$312	$669	$4,530	$4,646

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(796)	$(193)	$138	$202	$1,058	$17	$—	$—	$(1)	$122	$68,862
Non-property adjustments	2	—	—	—	—	—	—	—	—	—	(394)
Interest income	—	—	—	—	(13)	—	—	—	—	—	(58)
Interest expense	—	—	—	—	—	—	—	—	—	—	1,634
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	178
Depreciation and amortization	459	776	130	239	853	216	—	—	—	953	64,385
Income tax expense (benefit)	—	—	3	6	—	—	—	—	—	—	9
Non-hotel EBITDA ownership expense	(1)	226	2	1	74	3	—	—	—	9	2,176
Hotel EBITDA including amounts attributable to noncontrolling interest	(336)	809	273	448	1,972	236	—	—	(1)	1,084	136,792
Non-comparable adjustments	—	—	—	—	—	—	—	—	1	—	2,795
Comparable hotel EBITDA	$(336)	$809	$273	$448	$1,972	$236	$—	$—	$—	$1,084	$139,587
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$2,554	$2,506	$3,314	$3,324	$132	$2,693	$9,898	$6,597	$(248)	$4,834	$883
Non-property adjustments	1,971	—	(39)	46	(6)	—	(39)	(146)	—	(20)	(17)
Interest income	(1)	(1)	—	—	—	(3)	—	(1)	—	(14)	—
Interest expense	—	—	—	—	544	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	19	—	—	—	—	—	—
Depreciation and amortization	2,201	2,197	3,692	3,671	3,248	2,954	14,917	7,348	2,690	5,615	1,342
Income tax expense (benefit)	(1)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	72	166	486	(12)	418	55	460	500	100	31	(14)
Hotel EBITDA including amounts attributable to noncontrolling interest	6,796	4,868	7,453	7,029	4,355	5,699	25,236	14,298	2,545	10,447	2,194
Non-comparable adjustments	14	—	(2)	—	1	1	(804)	—	—	—	—
Comparable hotel EBITDA	$6,810	$4,868	$7,451	$7,029	$4,356	$5,700	$24,432	$14,298	$2,545	$10,447	$2,194

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$2,002	$384	$374	$209	$2,582	$—	$125	$173	$63	$(1,564)	$32
Non-property adjustments	(41)	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	181	871	—
Amortization of loan costs	—	—	—	—	—	—	—	—	38	55	—
Depreciation and amortization	1,056	314	144	258	2,813	—	288	128	222	1,567	2,774
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(136)	25	44	8	(388)	—	6	2	85	58	5
Hotel EBITDA including amounts attributable to noncontrolling interest	2,881	723	562	475	5,007	—	419	303	589	987	2,811
Non-comparable adjustments	—	—	—	—	—	1,760	—	—	—	—	—
Comparable hotel EBITDA	$2,881	$723	$562	$475	$5,007	$1,760	$419	$303	$589	$987	$2,811

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(256)	$16	$7	$(53)	$413	$(51)	$—	$—	$—	$(632)	$40,311
Non-property adjustments	(40)	—	—	—	—	—	—	—	—	—	1,669
Interest income	—	—	—	—	(10)	—	—	—	—	—	(30)
Interest expense	—	—	—	—	—	—	—	—	—	—	1,600
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	112
Depreciation and amortization	368	719	130	238	850	216	—	—	—	909	62,869
Income tax expense (benefit)	—	—	—	1	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(21)	167	1	—	10	4	—	—	—	(49)	2,083
Hotel EBITDA including amounts attributable to noncontrolling interest	51	902	138	186	1,263	169	—	—	—	228	108,614
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	970
Comparable hotel EBITDA	$51	$902	$138	$186	$1,263	$169	$—	$—	$—	$228	$109,584
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$(5,710)	$2,576	$2,110	$2,470	$120	$2,910	$9,736	$4,239	$(313)	$5,264	$69
Non-property adjustments	8,182	(75)	—	31	—	—	101	(27)	—	(9)	—
Interest income	(5)	(1)	—	—	—	(2)	—	—	—	(14)	1
Interest expense	(1)	—	—	—	531	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,515	2,201	3,574	3,668	3,099	2,841	14,543	7,197	2,658	5,386	1,313
Income tax expense (benefit)	15	63	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	162	78	212	(11)	265	147	1,080	(66)	169	307	49
Hotel EBITDA including amounts attributable to noncontrolling interest	5,158	4,842	5,896	6,158	4,015	5,896	25,460	11,343	2,517	10,935	1,432
Non-comparable adjustments	(377)	(70)	(45)	(81)	(102)	(12)	(582)	(142)	(14)	(81)	—
Comparable hotel EBITDA	$4,781	$4,772	$5,851	$6,077	$3,913	$5,884	$24,878	$11,201	$2,503	$10,854	$1,432

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$1,080	$564	$497	$86	$3,737	$—	$684	$217	$166	$992	$1,803
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	173	551	—
Amortization of loan costs	—	—	—	—	—	—	—	—	37	36	—
Depreciation and amortization	1,067	320	141	178	2,360	—	285	127	240	1,505	2,700
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	85	21	4	19	34	—	14	3	9	91	(326)
Hotel EBITDA including amounts attributable to noncontrolling interest	2,232	905	640	283	6,131	—	983	347	625	3,175	4,177
Non-comparable adjustments	(16)	—	—	(7)	(30)	2,158	(10)	(3)	(2)	(21)	—
Comparable hotel EBITDA	$2,216	$905	$640	$276	$6,101	$2,158	$973	$344	$623	$3,154	$4,177

	GACC Jacksonville RI - 1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$116	$(12)	$88	$8	$198	$(225)	$(13)	$(10)	$(43)	$(302)	$33,102
Non-property adjustments	—	—	—	—	—	—	—	—	—	43	8,246
Interest income	—	—	—	—	(8)	—	—	—	—	3	(28)
Interest expense	—	—	—	—	—	—	—	—	—	—	1,258
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	73
Depreciation and amortization	285	698	137	234	852	214	—	—	—	844	61,182
Income tax expense (benefit)	—	—	57	39	—	—	—	—	—	(1)	173
Non-hotel EBITDA ownership expense	63	179	2	2	3	47	12	10	43	(83)	2,624
Hotel EBITDA including amounts attributable to noncontrolling interest	464	865	284	283	1,045	36	(1)	—	—	504	106,630
Non-comparable adjustments	—	(37)	—	—	—	(1)	1	—	—	(32)	494
Comparable hotel EBITDA	$464	$828	$284	$283	$1,045	$35	$—	$—	$—	$472	$107,124
NOTES:

(1)
The above comparable information assumes the 118 hotel properties owned and included in the Company's operations at September 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.